Supplement, dated January 2, 1996, to the prospectuses, dated May 1, 1995, of Seligman Capital Fund, Inc., Seligman Cash Management Fund, Inc., Seligman Common Stock Fund, Inc., Seligman Communications and Information Fund, Inc., Seligman Growth Fund, Inc., Seligman High Income Fund Series, Inc. and Seligman
                      Income Fund, Inc. (each, a "Fund").

         Seligman Financial Services, Inc. will pay broker/dealers, from its own resources, an additional fee on assets of certain Class A shares of the Seligman Funds participating in 401k plans (including the Funds) which are attributable to the particular broker/dealer. The shares eligible for the fee are those where either (i) the participating 401k plan has at least $1 million invested in the Seligman Funds or (ii) the participating 401k plan's employer has at least 100 eligible employees to whom such plan is made available. These shares are eligible for purchase at net asset value without an initial front-end sales load. The fee, which is paid monthly, is a percentage of the average daily net asset value of eligible shares based on the length of time the shares have been invested in a Seligman Fund, as follows: for shares held up to 1 year, .50% per annum; for shares held more than 1 year up to 2 years, .25% per annum; for shares held from 2 years up to 5 years, .10% per annum; and nothing thereafter.